Exhibit 10.6

925 E. Kenyon Ave. #15
Englewood, CO 80110 USA
E.Mail:support@mcomm.com
Phone:  303 . 762 . 6446
  Fax:  303 . 762 . 6448
     1. 800 . 367 . 1275


MediaComm Broadcasting Systems, Inc.
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     This Agreement, made on August 15, 1999, by and between MediaComm
     Broadcasting Systems, Inc. (hereinafter MBSI), and Steve Montague (hereinafter Employee). This agreement replaces any previous agreements.

         1.  Employee Responsibility:
                 a. Employee is responsible for carrying out the duties as Vice President and Director of MBSI.
         2.  Compensation:
                 a.   Employee will receive a salary of $50,000 per year.
                 b. Employee is entitled to participate in employee benefit plans maintained by MBSI, including insurance, stock option and profit sharing plans.
                 c. Employee can renew his contract from year-to-year unless terminated by either himself or MBSI upon not less than 14 days advance written notice.
         3.  Termination:
                  a.  Compensation upon termination:
                           i. Voluntary termination (Employee resignation)- Salary will be paid to Employee up to and including the last day on employment.
                           ii. Involuntary termination (Employee fired by
                               company)-Salary will be paid to Employee up to and including the last day of employment.
                  b. Company Property- Upon termination all company materials and property will be returned by Employee to MBSI.
                  c. Company Clientele: Employee agrees that, if terminated (voluntarily of involuntarily), Employee will not, for a period of three months; call upon any client of the company.

     In witness whereof, the parties below have executive this Agreement in Denver, Colorado, on date indicated above.

Employee

/s/  Steve Montague                                      8-15-99
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Steve Montague                                   Date
Signature

MBSI

/s/  Don Montague                                     August 15, 1999
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Don Montague                                    Date
Signature